UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2011

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On March 22, 2011, comScore, Inc. (“comScore”) filed a lawsuit against The Nielsen Company (US) LLC (“Nielsen”) and Netratings, LLC d/b/a Nielsen Online (“Netratings”) in the United States District Court for the Eastern District of Virginia alleging, among other things, infringement of certain patent rights of comScore by Nielsen and Netratings. comScore’s complaint seeks unspecified damages and injunctive relief.
On March 16, 2011, comScore received notice that Nielsen filed a lawsuit against comScore in the United States District Court for the Eastern District of Virginia alleging, among other things, infringement of certain patent rights of Nielsen by comScore. Nielsen’s complaint seeks unspecified damages and injunctive relief. Based on an initial review of these claims, comScore believes that they are without merit. comScore continues to review the claims against it by Nielsen, as well as any defenses and additional potential counterclaims.
comScore has previously filed and been issued patents of its own, and comScore works diligently to conduct itself in a manner that is respectful of others’ intellectual property rights. comScore intends to vigorously protect its intellectual property and defend itself.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which include those regarding the anticipated effects of litigation in which comScore is engaged with Nielsen and Netratings. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to: the risk that comScore may incur costs relating to defense of its intellectual property, the competitiveness of the market for digital intelligence and comScore’s ability to protect its intellectual property. For a detailed discussion of these and other risk factors, please refer to comScore’s Annual Report on Form 10-K for the period ended December 31, 2010 and from time to time other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s Web site (http://www.sec.gov). Stockholders of comScore are cautioned not to place undue reliance on comScore’s forward-looking statements, which speak only as of the date such statements are made. comScore does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.
By:	/s/ Christiana L. Lin
Christiana L. Lin
Executive Vice President, General Counsel and Chief Privacy Officer

Date: March 22, 2011